Exhibit 99.1

August 29, 2007 Investor Presentation NASDAQ: SWIM

All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “could,” “would,” “will,” “should,” “plan,” “project,” “contemplate,” “anticipate,” or similar statements. Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; inability to protect the Company’s proprietary technology; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; the potential for intellectual property infringement, warranty, product liability, and other claims; the uncertainties associated with governmental regulation; and other factors detailed from time to time in the Securities and Exchange Commission reports of Investools. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise. Other than thinkorswim, Inc. and thinkorswim Advisors, Inc., neither Investools Inc. nor any of its subsidiaries are broker-dealers or investment advisors, or otherwise engaged in the business of effecting transactions in securities, the provision of investment advice or investment recommendations. Investools Cautionary Statements

The Securities and Exchange Commission’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure.  In the event of such a disclosure or release, Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP.  The required presentations and reconciliations are contained herein. Investools Education Group uses the non-GAAP financial measure “sales transaction volume” or “STV,” which is defined as revenue plus deferred revenue, to assess the operating results and effectiveness of the Company and its business segments.  STV is consistent with the selling activities in the period reported and with the level of a majority of the cost components of cost of revenue. Given the impact of accounting for deferred revenue and for costs associated with deferred revenue, the Company also uses the non-GAAP financial measure “Adjusted EBITDA” as a valuable representation of the Company’s operating performance.  Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, interest income, special charges, other non-cash items, and the net change in deferred revenue. The Company believes that the non-GAAP financial measures described above are also useful to investors, financial analysts and others to evaluate the operating and financial performance of the Company. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used generally as a substitute for revenue, net income (loss) or other GAAP operating measurements. The acquisition by Investools Inc. of thinkorswim Group, Inc. and its subsidiaries occurred on February 15, 2007. The pro forma consolidated financial information for the years ended December 31, 2005 and 2006 and each quarter beginning January 1, 2005 has been prepared as if the acquisition had occurred January 1, 2005. The pro forma information has been prepared by combining the relevant consolidated financial information of each of Investools Inc. and thinkorswim Group for the time periods presented. The unaudited pro forma consolidated financial information is provided for informational purposes only. In addition, the unaudited pro forma consolidated financial information does not purport to project our future financial position, operating results or sales. No effect has been given in the unaudited pro forma consolidated statement of income for synergistic benefits that may be realized through the combination of the two companies or the costs that may be incurred in integrating the companies acquired in such acquisition. In addition, no adjustments have been made to give pro forma effect as if the merger had occurred at the beginning of the period presented, which adjustments are typically found in pro forma financial statements. The unaudited pro forma consolidated financial information should be read in conjunction with our historical financial statements and related notes and the historical financial statements of thinkorswim, which are included in our annual report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2007, Form 10-K filed with the Securities and Exchange Commission on March 16, 2007, and Form 10-Q filed with the Securities and Exchange Commission on May 10, 2007. Investools Non-GAAP Financial Information

The Online Brokerage for Educated Investors Investools: At a Glance Barron’s #1-rated “Best Software-Based Online Broker” two years running Superior trading technology and customer service Dramatic growth in revenue, accounts, DARTs and client assets Powerful customer acquisition engine for online brokerage Rapidly growing active subscriber base – currently 94,600 Continuing shift to self-branded education programs

Unique Training and Trading Model A powerful blend of education and trading products T I M E A C T I V I T Y C A P I T A L S E R V I C E FOUNDATION ASSOCIATE MASTER PHD ACTIVE INVESTING THINKPRO (NEW) RED OPTION ADVISORY PRODUCTS & FUNDS OPTION PLANET COACHING BROKERAGE ACCOUNTS & TRADING PAID EDUCATION 5

Reaching the Mass-Affluent Demographic thinkorswim Customers 2 Average account $45,000 Average annualized trades 153 Annual revenue per account $3,100 1 Investools Primary Research conducted in the first quarter of 2005. Household Income $123,000 Assets $499,000 2 Information calculated based on thinkorswim operating metrics - second quarter of 2007. Investools Students1 thinkorswim: The #1 Rated Online Broker "BEST SOFTWARE-BASED ONLINE BROKER” Superior technology and analytics thinkPro thinkMicro Smart-chart scanning Advanced algorithmic order routing Continuous investment in product upgrades and innovation World-class customer support from experienced traders Growing institutional business "BEST FOR OPTIONS TRADERS”

Note: Turnover equal to closed accounts divided by beginning accounts; Annualized turnover calculated by annualizing the monthly turnover for the period. New accounts are new funded retail accounts. New Retail Accounts & Retail Turnover Rates Investools announces merger with thinkorswim Funded Retail Accounts: 39,075 550 575 800 850 825 750 675 850 950 2,275 2,150 2,175 2,325 2,675 3,125 3,525 3,150 3,050 15% 8% 16% 13% 10% 11% 9% 15% 8% 9% 7% 9% 8% 8% 7% 7% 6% 7% - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Jan- 06 Feb- 06 Mar- 06 Apr- 06 May- 06 Jun- 06 Jul- 06 Aug- 06 Sep- 06 Oct- 06 Nov- 06 Dec- 06 Jan- 07 Feb- 07 Mar- 07 Apr- 07 May- 07 Jun- 07 Monthly New Accounts 0% 5% 10% 15% 20% 25% Annualized Turnover New Funded Accounts Turnover

(1) Daily Average Revenue Trades Retail DARTs Retail DARTs rose 175% vs. Q2 2006 Increasing base of active retail traders 7,500 7,800 9,900 15,200 20,900 6,600 - 4,000 8,000 12,000 16,000 20,000 24,000 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07

Annualized Trades per Account Trading activity is heavily options-oriented Drives high frequency and quality of trading 36 12 153 10 8 - 50 100 150 Q2 '07 thinkorswim OXPS AMTD SCHW ET

(1) Daily Average Revenue Trades Note: OXPS accounts include funded and unfunded accounts; TOS accounts include retail funded accounts only; AMTD account growth includes total accounts; Growth is adjusted for acquired brokerage accounts Data indexed to Q1 2005; Information calculated or taken from company filings. thinkorswim: Account & DART Growth Indexed Retail Account Growth Indexed Retail DART Growth (1) 441% 98% 46% 16% 92% -50% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% 500% Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2' 07 thinkorswim OXPS AMTD SCHW ET

IEG: A Global Leader in Investor Education Educating active investors since 1983 Broad range of learning formats – online and live – for all levels of investors Lifetime learning through coaching, tutorials and support services 12

Total Graduates and Guests Over 300,000 investors have successfully graduated from Investools’ investor education programs Total Graduates & Guests: 308,000 –Includes students who graduated from both the Foundation Course and the Currency Trader Course. 17,900 25,400 50,500 64,200 69,900 29,400 2002 2003 2004 2005 2006 YTD Q2 2007 Total Graduates & Guests

Investools and Partner Paid Graduates –Includes students who graduated from both the Foundation Course and the Currency Trader Course. Investools is successfully increasing the number of self-generated graduates 700 1,300 3,200 3,700 4,100 3,700 4,400 5,100 5,900 5,400 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Investools Marketed Paid Graduates 15,000 8,700 4,600 6,600 5,700 11,100 5,800 5,150 4,500 5,550 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Partner Marketed Paid Graduates

Active Investor Toolbox Subscribers - Quarterly numbers beginning in Q1 2005 include Prophet.Net subscribers 21,300 21,600 22,300 23,700 25,100 26,800 29,800 32,500 39,600 43,500 46,000 51,000 65,400 72,700 67,000 68,000 73,400 83,700 85,300 85,400 90,800 94,600 0 25,000 50,000 75,000 100,000 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Active Toolbox Subscribers

Next Generation Strategy Expanding online offerings More accessible pricing to drive customer acquisition Strengthened options content Exploring co-marketing partnerships Driving Customer Acquisition through Education

Consolidated Operating and Financial Information

Sales Transaction Volume & Revenue Pro-Forma Consolidated Sales See definition of non-GAAP financial measure “Sales Transaction Volume” on Slide 3. Pro-forma results include thinkorswim results for the period indicated. ($ in thousands) Q1-05 Q2-05 Q3-05 Q4-05 2005 Q1-06 Q2-06 Q3-06 Q4-06 2006 Q1-07 Q2-07 Investor Education Group Workshops 11,258 $ 11,912 $ 10,732 $ 13,744 $ 47,646 $ 15,226 $ 16,500 $ 10,883 $ 12,294 $ 54,903 $ 12,564 $ 12,228 $ Coaching 17,203 19,934 13,456 18,531 69,124 20,258 27,817 17,665 23,293 89,033 22,066 23,600 Home study / Online courses 6,021 6,163 6,335 9,213 27,732 13,163 18,198 19,312 17,373 68,047 16,077 14,540 Web time subscriptions 5,947 6,417 6,675 6,902 25,941 8,149 8,936 7,006 9,150 33,241 8,447 7,361 Other revenue 1,462 1,308 1,347 1,610 5,727 1,865 1,908 1,742 2,063 7,578 535 863 IEG sales transaction volume 41,891 45,734 38,545 50,000 176,170 58,661 73,359 56,609 64,173 252,801 59,690 58,592 thinkorswim Group Commissions 3,282 3,800 5,391 7,056 19,529 8,139 9,695 10,301 11,627 39,762 12,880 16,703 Interest & dividends 175 635 1,024 1,215 3,049 1,563 2,211 2,713 3,159 9,646 4,025 4,988 Other brokerage revenues 467 523 817 1,319 3,126 3,307 2,802 2,586 2,686 11,380 3,445 5,200 TOS Group revenues 3,924 4,959 7,232 9,590 25,704 13,009 14,708 15,600 17,471 60,788 20,350 26,891 Total sales transaction volume 45,815 50,693 45,777 59,590 201,875 71,670 88,067 72,209 81,644 313,590 80,040 85,483 (11,267) (11,572) (1,526) (13,184) (37,549) (15,987) (29,912) (16,566) (20,007) (82,472) (14,796) (7,866) 34,548 $ 39,121 $ 44,251 $ 46,406 $ 164,326 $ 55,683 $ 58,155 $ 55,643 $ 61,637 $ 231,118 $ 65,244 $ 77,617 $ Continuing Education STV 36,783 $ 39,735 $ 31,102 $ 41,908 $ 149,528 $ 48,436 $ 64,335 $ 46,367 $ 55,567 $ 214,704 $ 48,713 $ 48,783 $ % of IEG STV 88% 87% 81% 84% 85% 83% 88% 82% 87% 85% 82% 83% Total revenue Change in deferred revenue, net

Statement of Operations & Adjusted EBITDA Pro-forma SWIM Consolidated See definition of non-GAAP financial measures “Sales Transaction Volume” and “Adjusted EBITDA” on Slide 3. Pro-forma results include thinkorswim results for the period indicated. Other income (expense) includes interest income/expense, gain/loss on sale of assets, cumulative effect of accounting changes, and income tax expense/benefits ($ in thousands) Q1-05 Q2-05 Q3-05 Q4-05 2005 Q1-06 Q2-06 Q3-06 Q4-06 2006 Q1-07 Q2-07 Total sales transaction volume 45,815 $ 50,693 $ 45,777 $ 59,590 $ 201,875 $ 71,670 $ 88,067 $ 72,209 $ 81,644 $ 313,590 $ 80,040 $ 85,483 $ Change in deferred revenue (11,267) (11,572) (1,526) (13,184) (37,549) (15,987) (29,912) (16,566) (20,007) (82,472) (14,796) (7,866) Pro-forma revenue 34,548 39,121 44,251 46,406 164,326 55,683 58,155 55,643 61,637 231,118 65,244 77,617 Costs and expenses: Cost of revenue / direct expenses 26,176 26,008 20,453 26,080 98,717 32,601 40,246 31,371 36,485 140,703 39,741 37,293 Selling expense 8,790 9,646 9,700 10,376 38,512 12,800 12,643 12,626 17,473 55,542 19,795 16,895 General and administrative expense 8,328 8,349 8,070 9,942 34,689 12,317 13,519 13,298 13,264 52,398 30,297 15,425 Special charges - 434 2,216 2,297 4,947 366 2,768 565 4,832 8,531 127 838 43,294 44,437 40,439 48,695 176,865 58,084 69,176 57,860 72,054 257,174 89,960 70,451 (8,746) (5,316) 3,812 (2,289) (12,539) (2,401) (11,021) (2,217) (10,417) (26,056) (24,716) 7,166 Other income (expense): (97) (323) 7 (104) (517) (1,184) (1,178) (176) (713) (3,251) (701) (3,210) Net income (loss) (8,843) $ (5,639) $ 3,819 $ (2,393) $ (13,056) $ (3,585) $ (12,199) $ (2,393) $ (11,130) $ (29,307) $ (25,417) $ 3,956 $ ($ in millions) Q1-05 Q2-05 Q3-05 Q4-05 2005 Q1-06 Q2-06 Q3-06 Q4-06 2006 Q1-07 Q2-07 GAAP net income (loss) (8.8) $ (5.6) $ 3.8 $ (2.4) $ (13.1) $ (3.6) $ (12.2) $ (2.4) $ (11.1) $ (29.4) $ (25.4) $ 4.0 $ Add: 0.7 0.8 0.8 1.2 3.6 1.6 1.7 1.8 2.0 7.1 4.7 6.0 (0.2) (0.4) (0.3) (0.4) (1.3) (0.5) (0.9) (0.9) (1.3) (3.5) 0.7 2.1 - 0.4 2.2 2.3 4.9 0.4 2.7 0.6 4.8 8.5 0.1 0.8 0.1 0.1 0.1 0.2 0.6 0.2 0.4 0.9 1.5 3.0 9.8 1.8 - - - - - - - - - - 10.5 - 11.0 11.6 1.6 12.8 37.0 15.8 29.9 16.7 19.9 82.4 14.4 7.6 2.8 $ 6.9 $ 8.3 $ 13.7 $ 31.7 $ 13.9 $ 21.8 $ 16.6 $ 15.8 $ 68.1 $ 14.7 $ 22.3 $ 6% 14% 18% 23% 16% 19% 25% 23% 19% 22% 18% 26% Adjusted EBITDA Net change in deferred revenue Other acquisition related Other non-cash items Special charges Interest expense (income) Depreciation and amortization Income (loss) from operations Total costs and expenses

Top-performing online broker with unparalleled growth in accounts, DARTs and client assets High quality, high value customer base of active traders Technological superiority ensures competitive position Investor Education Group is profitable customer acquisition engine for online brokerage Sharply focused “next generation” education strategy to convert graduates to brokerage customers at an accelerated pace Investools: Investment Considerations